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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

 Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 15, 2001

                            Triton PCS Holdings, Inc.
                   ------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                              --------------------
         (State or other jurisdiction of incorporation or organization)



                 1-15325                       23-2974475
              -------------                -------------------
        (Commission File Number)   (I.R.S. Employer Identification Number)


                             1100 Cassatt Road
                           Berwyn, Pennsylvania                 19312
               ------------------------------------         -------------
               (Address of principal executive offices)       (Zip Code)


                                 (610) 651-5900
                             -----------------------
              (Registrant's telephone number, including area code)





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Item 5.           Other Events.

               On June 15, 2001, Triton PCS, Inc., our wholly owned subsidiary, closed its registered exchange offer (the "Exchange Offer") of $350,000,000 aggregate original principal amount of Triton PCS, Inc.'s 9 3/8% senior subordinated notes due 2011 (the "Exchange Notes") for $350,000,000 aggregate original principal amount of Triton PCS, Inc.'s 9 3/8% senior subordinated notes due 2011 (the "Old Notes"). The Exchange Offer expired at 5:00 p.m., New York City time, on Wednesday, June 13, 2001. All of the Old Notes have been tendered in the Exchange Offer.


Item 7.           Financial Statements and Exhibits

               (a)  Exhibits.

                    4.1 Indenture, dated as of January 19, 2001, among Triton PCS, Inc., the Guarantors party thereto and The Bank of New York (incorporated by reference to Exhibit 4.5 to Amendment No. 2 to the Form S-3 Registration Statement of Triton PCS Holdings, Inc., File No. 333-49974).





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TRITON PCS HOLDINGS, INC.


         Dated: June 15, 2001                 By: /s/ David D. Clark
                                                 -------------------------------
                                                    David D. Clark
                                                    Executive Vice President and
                                                    Chief Financial Officer

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